UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2015
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2015, ACCO Brands Corporation (the “Company”) announced that Mr. Neil A. McLachlan, Executive Vice President and President, International of the Company would transition to a new role as Senior Vice President, Strategic Initiatives effective July 1, 2015.  Mr. McLachlan’s base salary and his annual target bonus opportunity will be reduced consistent with his change in responsibilities and he will be eligible for an additional cash incentive based on performance against goals set for his new role.

Item 5.07. - Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 12, 2015 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders (i) elected the ten director nominees listed below to serve as directors for a term of one year expiring at the 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of KPMG LLP to serve as its independent registered public accounting firm for 2015; (iii) approved in a non-binding advisory vote the compensation of the Company's named executive officers; and (iv) adopted the ACCO Brands Incentive Plan. Set forth below are the voting results for these proposals:

Item 1:	The election of ten directors for a one-year term expiring at the 2016 Annual Meeting of Stockholders

	For	Withheld	Abstain	Broker Non-Votes
George V. Bayly	95,404,379	922,475	—	7,023,777
James A. Buzzard	94,905,210	1,421,644	—	7,023,777
Kathleen S. Dvorak	95,859,601	467,253	—	7,023,777
Boris Elisman	95,016,096	1,310,758	—	7,023,777
Robert H. Jenkins	95,511,433	815,421	—	7,023,777
Pradeep Jotwani	95,820,999	505,855	—	7,023,777
Robert J. Keller	94,644,954	1,681,900	—	7,023,777
Thomas Kroeger	95,669,843	657,011	—	7,023,777
Michael Norkus	95,630,727	696,127	—	7,023,777
E. Mark Rajkowski	94,908,201	1,418,653	—	7,023,777

Item 2:	The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2015

For	Against	Abstain
103,126,905	113,329	110,397

Item 3:	The approval, by non-binding advisory vote, of the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-Votes
93,238,723	2,875,488	212,643	7,023,777

Item 4:	The approval of the ACCO Brands Incentive Plan

For	Against	Abstain	Broker Non-Votes
78,325,083	17,771,683	230,088	7,023,777

Section 9 - Financial Statements and Exhibits

Item 9.01. - Financial Statements and Exhibits.

Exhibits

10.1	Form of Directors Restricted Stock Unit Award Agreement under the ACCO Brands Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement under the ACCO Brands Incentive Plan

10.3	Form of Performance Stock Unit Award Agreement under the ACCO Brands Incentive Plan

10.4	Form of Nonqualified Stock Option Award Agreement under the ACCO Brands Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	May 18, 2015	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President
General Counsel, and Secretary

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

10.1        Form of Directors Restricted Stock Unit Award Agreement under the ACCO Brands Incentive Plan.

10.2        Form of Restricted Stock Unit Award Agreement under the ACCO Brands Incentive Plan.

10.3        Form of Performance Stock Unit Award Agreement under the ACCO Brands Incentive Plan.

10.4        Form of Nonqualified Stock Option Award Agreement under the ACCO Brands Incentive Plan.